3Q 2018 Earnings October 30, 2018 EXHIBIT 99.1

Forward-looking statement 3Q 2018 Earnings This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements other than statements of historical fact. They include statements that give our current expectations, management's outlook guidance or forecasts of future events, production and well connection forecasts, estimates of operating costs, anticipated capital and operational efficiencies, planned development drilling and expected drilling cost reductions, anticipated timing of wells to be placed into production, general and administrative expenses, capital expenditures, the timing of anticipated asset sales and proceeds to be received therefrom, the expected use of proceeds of anticipated asset sales, projected cash flow and liquidity, our ability to enhance our cash flow and financial flexibility, plans and objectives for future operations, the ability of our employees, portfolio strength and operational leadership to create long-term value, and the assumptions on which such statements are based. Although we believe the expectations and forecasts reflected in the forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate or changed assumptions or by known or unknown risks and uncertainties. Factors that could cause actual results to differ materially from expected results include those described under “Risk Factors” in Item 1A of our annual report on Form 10-K and any updates to those factors set forth in Chesapeake’s subsequent quarterly reports on Form 10-Q or current reports on Form 8-K (available at http://www.chk.com/investors/sec-filings). These risk factors include the volatility of oil, natural gas and NGL prices; the limitations our level of indebtedness may have on our financial flexibility; our inability to access the capital markets on favorable terms; the availability of cash flows from operations and other funds to finance reserve replacement costs or satisfy our debt obligations; downgrade in our credit rating requiring us to post more collateral under certain commercial arrangements; write-downs of our oil and natural gas asset carrying values due to low commodity prices; our ability to replace reserves and sustain production; uncertainties inherent in estimating quantities of oil, natural gas and NGL reserves and projecting future rates of production and the amount and timing of development expenditures; our ability to generate profits or achieve targeted results in drilling and well operations; leasehold terms expiring before production can be established; commodity derivative activities resulting in lower prices realized on oil, natural gas and NGL sales; the need to secure derivative liabilities and the inability of counterparties to satisfy their obligations; adverse developments or losses from pending or future litigation and regulatory proceedings, including royalty claims; charges incurred in response to market conditions and in connection with our ongoing actions to reduce financial leverage and complexity; drilling and operating risks and resulting liabilities; effects of environmental protection laws and regulation on our business; legislative and regulatory initiatives further regulating hydraulic fracturing; our need to secure adequate supplies of water for our drilling operations and to dispose of or recycle the water used; impacts of potential legislative and regulatory actions addressing climate change; federal and state tax proposals affecting our industry; potential OTC derivatives regulation limiting our ability to hedge against commodity price fluctuations; competition in the oil and gas exploration and production industry; a deterioration in general economic, business or industry conditions; negative public perceptions of our industry; limited control over properties we do not operate; pipeline and gathering system capacity constraints and transportation interruptions; terrorist activities and cyber-attacks adversely impacting our operations; an interruption in operations at our headquarters due to a catastrophic event; certain anti-takeover provisions that affect shareholder rights; and our inability to increase or maintain our liquidity through debt repurchases, capital exchanges, asset sales, joint ventures, farmouts or other means. In addition, disclosures concerning the estimated contribution of derivative contracts to our future results of operations are based upon market information as of a specific date. These market prices are subject to significant volatility. Our production forecasts are also dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Expected asset sales may not be completed in the time frame anticipated or at all. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this presentation, and we undertake no obligation to update any of the information provided in this presentation, except as required by applicable law. In addition, this presentation contains time-sensitive information that reflects management's best judgment only as of the date of this presentation. We use certain terms in this presentation such as “Resource Potential,” “Net Resource,” “Net Reserves” and similar terms that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. These terms include reserves with substantially less certainty, and no discount or other adjustment is included in the presentation of such reserve numbers. U.S. investors are urged to consider closely the disclosure in our Form 10-K for the year ended December 31, 2017, File No. 1-13726 and in our other filings with the SEC, available from us at 6100 North Western Avenue, Oklahoma City, Oklahoma 73118. These forms can also be obtained from the SEC by calling 1-800-SEC-0330. 2

Business Strategies Our strategy remains unchanged – resilient to commodity price volatility Financial discipline Profitable and efficient growth from captured resources Exploration Business development 3Q 2018 Earnings STRATEGIC GOALS Net debt to EBITDA of 2X Free cash flow Margin enhancement 1 2 3

3Q’18 financial & operational results 3Q 2018 Earnings (1) See non-GAAP reconciliation on chk.com/investors (2) Adjusted for asset sales ADJUSTED EARNINGS PER SHARE (1) ADJUSTED EBITDA (1) CASH FLOW FROM OPERATIONS PRODUCTION COSTS TOTAL AVERAGE DAILY PRODUCTION AVERAGE DAILY OIL PRODUCTION $0.19 58% increase YOY $504 million 52% increase YOY 537 mboe/d 5% increase YOY(2) $594 million 27% increase YOY $2.68 boe 12% decrease YOY 89 mbo/d 13% increase YOY(2)

Diverse and strong portfolio core position across five basins(1) 3Q 2018 Earnings (1) Net acreage estimates as of September 30, 2018 and pro forma for announced Utica asset divestiture. Includes acreage outside of these specific basins shown. 2018 current rig and crew count; PV10 breakeven with oil held flat at $60/bbl and gas held flat at $2.75/mcf. (2) Average production for 3Q’18 that includes production 119 mboe/d from the Utica asset 537 mboe/d 89 mbo/d(2) APPALACHIA NORTH 3 Rigs, 1 Frac Crew ~$1.80 – 2.20/mcf Breakeven ~547,000 Net Acres (86% HBP) POWDER RIVER BASIN 5 Rigs, 1 Frac Crew ~$25 – 35/bbl Breakeven ~253,000 Net Acres (77% HBP) MID-CONTINENT 2 Rigs, 1 Frac Crew ~$30 – 45/bbl Breakeven ~775,000 Net Acres (96% HBP) GULF COAST 4 Rigs, 1 Frac Crew ~$2.00 – 2.25/mcf Breakeven ~339,000 Net Acres (90% HBP) EAGLE FORD 4 Rigs, 2 Frac Crews ~$25 – 45/bbl Breakeven ~235,000 Net Acres (97% HBP)

Powder River Basin Oil-Growth Engine 3Q 2018 Earnings (1) Represents average for 3Q’18 Production Ramp Ahead of Schedule Turner Leads the Way Stacked Future, Hotspot Advantage ~2.6 bboe Gross resource size ~1.7 bboe net Production Mix (1) Natural Gas 42% 41% Oil 17% NGL

Exceptional productivity 24 Chesapeake TILs to date Proven, repeatable results ~60% of Turner acreage delineated Currently running five rigs Four TILs in October Three TILs in November Eight TILs in December SFU 19 23H 1,479 Max boe/d (84% oil) BB 1 18H 2,725 Max boe/d (86% oil) NWFU 26 20H 1,900 Max boe/d (76% oil) COMBS 13 20H 1,987 Max boe/d (21% oil) RANKIN 5 1H 2,886 Max boe/d (51% oil) WYOMING 36 1H 3,133 Max boe/d (46% oil) accelerating the Turner 3Q 2018 Earnings 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0 0 20 40 60 80 100 120 140 160 180 200 CHK Turner vs. Peers Cumulative Boe Days Delineated Turner Producing Planned TIL Planned 2019 Well Turner High GOR

Turner Spacing Test update Field test yielding positive initial results through 190 days Optimal spacing drives maximum field development value Two additional tests underway 3Q 2018 Earnings Unbounded 2,300ꞌ 2,300ꞌ 1,980ꞌ 1,980ꞌ Delineated Turner Producing Planned TIL Planned 2019 Well Turner High GOR Gross Cumulative Production (boe / lateral ft.) Days Spacing Performance 120 135 150 165 180

PRB – premier growth opportunity Progress to date Moved to Development phase of the Turner More than 5,000' of oil-rich, stacked pay opportunities Continue to appraise new formations 3Q 2018 Earnings Turner spacing tests Successful Turner step-out tests Develop the Turner core (~60% delineated) Turner development Additional Turner step-out tests Parkman and Niobrara appraisal 2020+ Appraisal in the Teapot, Parkman, Sussex, Frontier and Mowry Upside spacing tests Continued Turner development 2019 2018

South Texas foundational asset 3Q 2018 Earnings (1) Free cash flow defined as net revenue less all operating costs and capital expenditures. Excludes corporate overhead costs such as capitalized interest and capitalized G&A expenses. (2) Includes IOR potential (3) Represents average for 3Q’18 Consistent High-Margin EBITDA Delivery ~$560 Million FCF(1) in 2018 Multi-Zone Growth Potential 1.3 bboe Net resource size(2) Production Mix (3) 20% Natural Gas 58% Oil 22% NGL

Optimizing South Texas delivering more with less Expected to generate ~$560 million free cash flow(1) in 2018 Increased lateral length, spacing and completions design results in: 45% increase in initial well performance(2) Stabilization of base production performance 3Q 2018 Earnings (1) Free cash flow defined as net revenue less all operating costs and capital expenditures. Excludes corporate overhead costs such as capitalized interest and capitalized G&A expenses. (2) Cumulative production to date of optimized Blakeway development program vs. historic development of the area at 330ꞌ spacing (3) Peer and CHK data pulled from RS Energy Group from wells turned in line in 2017 – 2018 near CHK’s position. Peers include: Carrizo, EOG, EP Energy, Lewis, Marathon, Murphy, Noble, Sanchez, Silverbow, SM Energy, Venado. (4) Peer and CHK data pulled from RS Energy Group from wells turned in line in 2017 – 2018 near CHK’s position. Peers include: Carrizo, EP Energy, Sanchez. Range of Capex Estimates: $/Lateral Foot RSEG WoodMac $ D&C/ Lateral Foot CHK Outpaces Basin Peers in First Six Month Oil Delivery(4) Peer 1 CHK Peer 2 Peer 3 Peer 1 CHK Peer 3 Peer 2 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 $1,100 $1,000 $900 $800 $700 $600 $500

Improved Oil Recovery pushing the envelope Oil-window opportunity 1.3 – 1.7x potential improvement in oil recovery Proven technology Multiple in-basin pilots and up-scaled projects Expected benefits Adds value to existing well set Lower capital cost per barrel Path forward 65-well project underway First injection: June 2019 Evaluating expansion west in 2020 3Q 2018 Earnings Oil Volatile Oil Condensate/Wet Gas Dry Gas Potential CHK IOR Project Industry IOR Project CHK Phase I

Faith Ranch project Batch Development Yields Continued Success Faith Ranch ~21,300 net acres 283 producing wells ~$33/bbl breakeven(1) Faith – Toro ~80% ROR(2) Faith – San Pedro ~45% ROR(2) 3Q 2018 Earnings (1) Assumes $2.75/mcf gas price (2) Assumes $2.75/mcf and $60/bo Faith Ranch 2018 Development 16 Wells Faith-San Pedro 29 Wells Faith-Toro Phase 1 Phase 2 Faith Production Profile Base 2018 Wedge 45 TILs in late 3Q, 4Q Jan’18 Jul’18 Jan’19E Jul’19E

Appalachia north leading the industry 3Q 2018 Earnings ~$350 Million FCF(1) in 2018 Premier Position Expanding Inventory Production Mix (1) Natural Gas 100% (1) Free cash flow defined as net revenue less all operating costs and capital expenditures. Excludes corporate overhead costs such as capitalized interest and capitalized G&A expenses. (2) Represents average for 3Q‘18 12.6 tcf Net resource size

LEADING THE COMPETITION



- Expected to generate ~$350 million free cash flow[(1)] in 2018
- Production outpacing competitors
  - 25 TILs in 4Q
- Technology changing the play
  - Longer laterals, enhanced completions



IP30
(Scaled to 10,000' LL)(2)
IP30: Gross Gas Rate (mmcf/d)
0
10
20
30
40
50
60
70
Median
Range
CHK
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6



Average Gross Cumulative Production (bcf)
0
2
4
6
8
10
12
14
0
5
10
15
20
25
30
35
Normalized Producing Months
McGavin 6H (10,400' LL)
CHK Historical (6,100' LL)
Peers (5,000' – 8,500' LL)
DPH 3H (6,100' LL)
Wood 3H (12,500' LL)



Six-Month Gross Cumulative
(Scaled to 10,000' LL)(2)
Cumulative Gross Production (bcf)
0
2
4
6
8
NA
NA
CHK
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

(1) Free cash flow defined as net revenue less all operating costs and capital expenditures. Excludes corporate overhead costs such as capitalized interest and capitalized G&A expenses
(2) Peer and CHK data pulled from IHS for wells turned in line in 2017 and 1Q'18. Peers include: Cabot, Chief, EQT, Repsol, Seneca and SWN.

CHESAPEAKE ENERGY
3Q 2018 Earnings
15

3Q 2018 Earnings (1) Represents average for 3Q’18 Completion and Drilling Excellence Redefines Play Expansive Inventory Access to Premium Markets 15 tcf Net resource size GULF COAST consistent performance, significant running room Production Mix (1) Natural Gas 100%

Haynesville First mover, innovation leader First 15k lateral – GEPH 1HC 5.8 bcf in 170 days Substantial portfolio of extended reach laterals(1) Driving capital efficiency by increasing lateral length Currently drilling two additional 15k laterals Potential for five 15k laterals in 2019 Operational advances continue to unlock value 3Q 2018 Earnings (1) Includes laterals of 10,000ꞌ or greater in lateral length Planned 15k Well 10k Fairway Existing 15k Fairway GEPH 1HC

3Q 2018 Earnings APPENDIX

Hedging position As of 10/26/18 3Q 2018 Earnings Note: As of October 26, 2018 and percentages based on midpoints of Management’s Outlook dated October 30, 2018, less actual settlements through September 30, 2018. $54.09/bbl WTI 85% Swaps $39.15/$47/$55/bbl WTI 6% Collars 46% Swaps $3.00/mcf HH 74% Swaps $3.00/$3.25/mcf HH 7% Collars ~88 bcf of 2019 natural gas hedged with three way collars @ $2.50/$2.80/$3.10/mcf ~325 bcf of 2019 natural gas hedged with swaps @ $2.83/mcf ~55 bcf of 2019 natural gas hedged with collars @ $2.75/3.02/mcf ~15 mmbbls of 2019 oil hedged with swaps @ $59.44/bbl

Basis hedges As of 10/26/18 3Q 2018 Earnings 20 Note: As of October 26, 2018, less actual settlements through October 26, 2018. CIG 2019: 11 bcf @ ($0.89) / mcf Tennessee Zone 4-300 Leg 2018: 5.9 bcf @ ($0.77) / mcf HSC 2019: 22.5 bcf @ $0.03 / mcf Tetco M3 2019: 4.63 bcf @ $2.22 / mcf Argus Houston vs Argus WTI 2018: 460 mbbls @ $3.57 / bbl 2019: 2,896 mbbls @ $5.75 / bbl Argus LLS vs Argus WTI 2018: 3,128 mbbls @ $3.51 / bbl 2019: 4,015 mbbls @ $6.20 / bbl

CORPORATE INFORMATION

Headquarters

6100 N. Western Avenue
Oklahoma City, OK 73118
WEBSITE: www.chk.com

Corporate Contacts

BRAD SYLVESTER, CFA
Vice President – Investor Relations and Communications

DOMENIC J. DELL'OSSO, JR.
Executive Vice President and Chief Financial Officer

Investor Relations department can be reached at ir@chk.com

CHK LISTED NYSE

Publicly Traded Securities	Cusip	Ticker
7.25% Senior Notes due 2018	#165167CC9	CHK18A
3mL + 3.25% Senior Notes due 2019	#165167CM7	CHK19
6.625% Senior Notes due 2020	#165167CF2	CHK20A
6.875% Senior Notes due 2020	#165167BU0 #165167BT3 #U16450AQ8	CHK20
6.125% Senior Notes Due 2021	#165167CG0	CHK21
5.375% Senior Notes Due 2021	#165167CK1	CHK21A
4.875% Senior Notes Due 2022	#165167CN5	CHK22
8.00% Senior Secured Second Lien Notes due 2022	#165167CQ8 #U16450AT2	N/A
5.75% Senior Notes Due 2023	#165167CL9	CHK23
8.00% Senior Notes due 2025	#165167CT2 #U16450AU9	N/A
8.00% Senior Notes due 2027	#165167CV7 #U16450AV7	N/A
5.50% Contingent Convertible Senior Notes due 2026	#165167CY1	N/A
2.25% Contingent Convertible Senior Notes due 2038	#165167CB1	CHK38
4.5% Cumulative Convertible Preferred Stock	#165167842	CHK PrD
5.0% Cumulative Convertible Preferred Stock (Series 2005B)	#165167834 #165167826	N/A
5.75% Cumulative Convertible Preferred Stock	#U16450204 #165167776 #165167768	N/A
5.75% Cumulative Convertible Preferred Stock (Series A)	#U16450113 #165167784 #165167750	N/A
Chesapeake Common Stock	#165167107	CHK

CHESAPEAKE ENERGY
3Q 2018 Earnings
21

3Q 2018 Earnings 2 Cautionary Statement Regarding Forward-Looking Information This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, WildHorse’s and Chesapeake’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the ability of Chesapeake to complete the acquisition and integration of WildHorse successfully; litigation relating to the transaction; and other factors that may affect future results of WildHorse and Chesapeake. Additional factors that could cause results to differ materially from those described above can be found in WildHorse’s Annual Report on Form 10-K for the year ended December 31, 2017 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, each of which is on file with the SEC and available in the “Investor Relations” section of WildHorse’s website, http://www.wildhorserd.com/, under the subsection “SEC Filings” and in other documents WildHorse files with the SEC, and in Chesapeake’s Annual Report on Form 10-K for the year ended December 31, 2017 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, each of which is on file with the SEC and available in the “Investors” section of Chesapeake’s website, https://www.chk.com/, under the heading “SEC Filings” and in other documents Chesapeake files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither WildHorse nor Chesapeake assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Important Additional Information This communication relates to a proposed business combination transaction (the “Transaction”) between WildHorse Resource Development Corporation (“WildHorse”) and Chesapeake Energy Corporation (“Chesapeake”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the Transaction, Chesapeake will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Chesapeake and WildHorse and a prospectus of Chesapeake, as well as other relevant documents concerning the Transaction. The Transaction involving WildHorse and Chesapeake will be submitted to WildHorse’s stockholders and Chesapeake’s shareholders for their consideration. STOCKHOLDERS OF WILDHORSE AND SHAREHOLDERS OF CHESAPEAKE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about WildHorse and Chesapeake, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC can also be obtained, without charge, by directing a request to Investor Relations, WildHorse, P.O. Box 79588, Houston, Texas 77279, Tel. No. (713) 255-9327 or to Investor Relations, Chesapeake, 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118, Tel. No. (405) 848-8000. Participants in the Solicitation WildHorse, Chesapeake and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding WildHorse’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 2, 2018, and certain of its Current Reports on Form 8-K. Information regarding Chesapeake’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 6, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.